Exhibit 32.1

                      Pacific WebWorks, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Pacific WebWorks, Inc. certifies (the "Company") pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..     the quarterly report on Form 10-QSB of the Company for the quarter ended
      September 30, 2004, fully complies with the requirements of Section
      13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 9, 2004
                                          /s/ Kenneth W. Bell
                                          ____________________________________
                                          Kenneth W. Bell
                                          Chief Executive Officer
                                          Principal Financial Officer